Supplemental Disclosure of Oil and Natural Gas Operations (Unaudited) - Schedule of Capitalized Costs Related to Crude Oil and Natural Gas Exploration and Production Activities (Details) - USD ($)	Dec. 31, 2025	Dec. 31, 2024
Oil and natural gas properties
Proved	$ 90,443,361	$ 100,285,138
Less: accumulated depreciation, depletion, and amortization	(4,951,565)	(2,759,226)
Net oil and natural gas properties capitalized costs	$ 85,491,796	$ 97,525,912